EXHIBIT A
                                                                TO EXHIBIT 4.1


                            TRANSFEROR CERTIFICATE

 No. 1                                                                One Unit


                      CHEMICAL MASTER CREDIT CARD TRUST I
                           ASSET BACKED CERTIFICATE

THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

                        This Certificate represents an
                           Undivided Interest in the
                      Chemical Master Credit Card Trust I

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard and VISA<F1> credit card receivables generated or acquired by The Chase Manhattan Bank (USA) and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or an obligation of Chemical Bank or The Chase Manhattan Bank (USA) or any Affiliate thereof.)

          This certifies that The Chase Manhattan Bank (USA) (the "Holder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receiv-ables") now existing or hereafter created under selected MasterCard and VISA credit card accounts (the "Accounts") of The Chase Manhattan Bank (USA) (the "Transferor"), a banking corporation organized and existing under the laws of the State of Delaware, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), all proceeds of such Receivables and Insurance Proceeds relating to the Receivables, the other assets and interests constituting the Trust and the proceeds thereof pursuant to an Amended and Restated Pooling and Servicing Agreement dated as of June 1, 1996, as supplemented by any Supplement relating to a Series of Investor Certificates (the "Pooling and Servicing Agreement"), by and between Chemical Bank, as Transferor prior to June 1, 1996 and Servicer, The Chase Manhattan Bank (USA), as Transferor on and after June 1, 1996, and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein.


____________________
[FN]
<F1> MasterCard and VISA are registered trademarks of MasterCard
     International Inc. and of VISA U.S.A., Inc., respectively.

          To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder by virtue of the acceptance hereof assents and by which the Holder is bound.

          This Certificate has not been registered or qualified under the Securities Act of 1933, as amended, or any state securities law. No sale, transfer or other disposition of this Certificate shall be permitted other than in accordance with the provisions of Section 6.3, 6.9 or 7.2 of the Pooling and Servicing Agreement.

          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and of amounts advanced to cardholders as cash advances, and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges, as more fully specified in the Pooling and Servicing Agreement.

          This Certificate is the Transferor Certificate (the "Certificate"), which represents an Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the Holder of the Transferor Certificate. The aggregate interest represented by this Certificate in the Principal Receivables in the Trust shall not at any time exceed the Transferor Interest at such time. In addition to this Cer-tificate, Series of Investor Certificates will be issued to investors pursuant to the Pooling and Servicing Agreement, each of which will represent an Undivided Interest in the Trust. This Certificate shall not represent any interest in the Investor Accounts, any Series Accounts or any Credit Enhancement, except to the extent provided in the Pooling and Servicing Agreement. The Transferor Interest on any date of determination will be an amount equal to the aggregate amount of Principal Receivables and the principal amounts on deposit in the Excess Funding Account, any Principal Funding Account and any other Series Account (if so provided in the applica-ble Supplement) at the end of the day immediately prior to such date of determination minus the Aggregate Investor Interest at the end of such day, minus the aggregate Enhancement Invested Amounts (if such amounts are not included in the Investor Interest in the applicable Supplement), if any, for each Series outstanding at the end of such day.

          The Servicer shall deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing (except as provided below and except as provided in any Supplement to the Pooling and Servicing Agreement). Unless otherwise stated in any Supplement, throughout the existence of the Trust, the Servicer shall allocate to the Holder of the Certificate an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, in respect of each Monthly Period. Notwithstand-ing the first sentence of this paragraph, the Servicer need not deposit this amount or any other amounts so allocated to the Certificate pursuant to the Pooling and Servicing Agreement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Certificate.

          Chemical Bank, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee. The portion of the servicing fee which will be allocable to the Holder of the Certificate pursuant to the Pooling and Servicing Agreement will be payable by the Holder of the Certificate and neither the Trust nor the Trustee or the Investor Certificateholders will have any obligations to pay such portion of the servicing fee.

          This Certificate does not represent an obligation of, or any interest in, the Transferor or the Servicer, and neither the Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pool-ing and Servicing Agreement.

          Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement, the Trustee shall assign and convey to the Holder of the Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds thereof and Insurance Proceeds relating thereto and Interchange allocable to the Trust pursuant to any Supplement, except for amounts held by the Trustee pursuant to Section 12.3(b) of the Pooling and Servicing Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, The Chase Manhattan Bank (USA) has caused this Certificate to be duly executed under its official seal.

                               THE CHASE MANHATTAN BANK (USA)


                               By:_______________________
                                  Authorized Officer


Date:

                    Trustee's Certificate of Authentication

                         CERTIFICATE OF AUTHENTICATION


          This is the Transferor Certificate referred to in the within-mentioned Pooling and Servicing Agreement.


                                           THE BANK OF NEW YORK,
                                             as Trustee


                                           By:______________________
                                              Authorized Officer

                                                                     EXHIBIT B
                                                                TO EXHIBIT 4.1

           FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS


          ASSIGNMENT No. _____ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as ___________ __, by and between The Chase Manhattan Bank (USA), a banking corporation organized and existing under the laws of the State of Delaware ("Chase USA"), to The Bank of New York, a banking corporation organized and existing under the laws of the State of New York (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.

                             W I T N E S S E T H:

          WHEREAS, Chase USA, Chemical Bank and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1996 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, Chase USA wishes to designate Additional Accounts of Chase USA to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, Chase USA and the Trustee hereby agree as follows:

               1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

               "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ___________, ____.

               "Notice Date" shall mean, with respect to the Additional Accounts designated hereby, __________, ____ (which shall be a date on or prior to the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(a) of the Pooling and Servicing Agreement and the tenth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.6(b) of the Pooling and Servicing Agreement).

               2. Designation of Additional Accounts. Chase USA shall deliver to the Trustee not later than five Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of each MasterCard and VISA account which as of the Addi-tion Date shall be deemed to be an Additional Account, such accounts being identified by account number and by the amount of Receivables in such accounts as of the close of business on the Addition Date. Such list shall be delivered five Business Days after the date of this Agreement and shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

               3. Conveyance of Receivables. (a) Chase USA does hereby transfer, assign, set-over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of Chase USA in and to the Receivables now existing and hereafter created in the Additional Ac-counts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables, Insurance Proceeds relating to such Receivables and the proceeds thereof.

               (b) In connection with such transfer, Chase USA agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts as defined in Section 9-106 of the UCC as in effect in the State of New York meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Agreement.

               (c) In connection with such transfer, Chase USA further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certifi-cateholders.

               4. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust for the benefit of the Certificateholders of all right, title and interest previously held by Chase USA in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.

               5. Representations and Warranties of Chase USA. Chase USA hereby represents and warrants to the Trust as of the Addition Date:

               (a) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of Chase USA enforceable against Chase USA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of [banking associations] and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (b) Eligibility of Accounts and Receivables. Each Additional Account designated hereby is an Eligible Account and each Receiv-able in such Additional Account is an Eligible Receivable.

               (c) Selection Procedures. No selection procedures believed by Chase USA to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Addi-tional Accounts designated hereby from the available Eligible Ac-counts in the Bank Portfolio.

               (d) Insolvency. Chase USA is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent.

               (e)  Security Interest.  This Assignment constitutes either:
          (i) a valid transfer and assignment to the Trust of all right, title and interest of Chase USA in and to Receivables now existing and hereafter created in the Additional Accounts designated hereby, and all proceeds (as defined in the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds relating thereto, and such Receivables and any proceeds thereof and Insur-ance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under Chase USA or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the holder of the Transferor Certificate and (z) Chase USA's right to receive interest accruing on, and investment earn-ings in respect of, the Finance Charge Account and the Principal Account as provided in the Pooling and Servicing Agreement; or (ii) a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to existing Receivables of the Additional Accounts, the proceeds (as defined in the UCC as in effect in the State of New York) thereof and Insurance Proceeds relating thereto, upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby, the proceeds (as defined in the UCC as in effect in the State of New
          York) thereof and Insurance Proceeds relating thereto, upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement described in Section 3 of this Assignment with respect to the Additional Accounts designated hereby and in the case of the Receivables of such Additional Accounts thereafter created and the proceeds (as defined in the UCC as in effect in the State of New York) thereof, and Insurance Proceeds relating to such Receivables, upon such creation, the Trust shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC as in effect in the State of New York), except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement.

               6. Conditions Precedent. The acceptance by the Trustee set forth in Section 4 and the amendment of the Pooling and Servicing Agree-ment set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

               (a) Officer's Certificate. Chase USA shall have delivered to the Trustee a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Account, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by Chase USA in Section 5 is true and correct as of the Addition Date. The Trustee may con-clusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

               (b) Opinion of Counsel. Chase USA shall have delivered to the Trustee an Opinion of Counsel with respect to the Additional Accounts designated hereby substantially in the form of Exhibit E to the Pooling and Servicing Agreement.

               (c) Additional Information. Chase USA shall have delivered to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 5(d) to this Agreement.

               7. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supple-mented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall contin-ue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provisions of the Pooling and Servicing Agreement.

               8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND WITHOUT, LIMITING THE GENERALITY OF THE FOREGOING, THE IMMUNITY AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                               THE CHASE MANHATTAN BANK (USA)


                               By:________________________
                                  Name:
                                  Title:


                               THE BANK OF NEW YORK,
                                 as Trustee


                               By:________________________
                                  Name:
                                  Title:

                                                           Schedule 1
                                                           to Assignment of
                                                           Receivables in
                                                           Additional Accounts


                              ADDITIONAL ACCOUNTS

                                                           Schedule 2
                                                           to Assignment of
                                                           Receivables in
                                                           Additional Accounts



                        The Chase Manhattan Bank (USA)
                      Chemical Master Credit Card Trust I
                             Officer's Certificate


          __________________________, a duly authorized officer of The Chase Manhattan Bank (USA), a banking corporation organized and existing under the laws of the State of Delaware, ("Chase USA"), hereby certifies and acknowl-edges on behalf of Chase USA that to the best of his knowledge the following statements are true on ____________, ____, (the "Addition Date"), and acknowledges on behalf of Chase USA that this Officer's Certificate will be relied upon by The Bank of New York, as Trustee (the "Trustee") of the Chemi-cal Master Credit Card Trust I in connection with the Trustee entering into Assignment No. ______ of Receivables in Additional Accounts, dated as of the Addition Date (the "Assignment"), by and between Chase USA and the Trustee, in connection with the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1996, as heretofore supplemented and amended (the "Pool-ing and Servicing Agreement") pursuant to which Chemical, as Transferor prior to June 1, 1996 and Servicer, Chase USA as Transferor on and after June 1, 1996 and the Trustee are parties. The undersigned hereby certifies and ac-knowledges on behalf of Chase USA that:

          (a) On or prior to the Addition Date, Chase USA has delivered to the Trustee the Assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders) and Chase USA has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been transferred to the Trust and within five Business Days after the Addition Date Chase USA shall deliver to the Trustee a computer file or microfiche list containing a true and complete list of all Additional Accounts identified by account number and the aggregate amount of the Receivables in such Additional Accounts as of the Addition Date, which computer file or microfiche list shall be as of the date of such Assignment, incorporated into and made a part of such Assignment and the Pooling and Servicing Agreement.


          (b) Legal, Valid and Binding Obligation. The Assignment constitutes a legal, valid and binding obligation of Chase USA, enforceable against Chase USA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, mora-torium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of (banking associations) and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (c) Eligibility Of Accounts. Each Additional Account designated pursuant to the Assignment is an Eligible Account and each Receivable in such Additional Account is an Eligible Receivable.

          (d) Selection Procedures. No selection procedures believed by Chase USA to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts designated hereby from the available Eligible Accounts in the Bank Portfolio.

          (e) Insolvency. Chase USA is not insolvent and, after giving effect to the conveyance set forth in Section 3 of the Assignment, will not be insolvent.

          (f) Security Interest. The Assignment constitutes either: (i) a valid transfer and assignment to the Trust of all right, title and interest of Chase USA in and to Receivables now existing and hereafter created in the Additional Accounts designated pursuant to the Assignment, and all proceeds (as defined in the UCC as in effect in the State of New York) of such Receiv-ables and Insurance Proceeds relating thereto, and such Receivables and any proceeds thereof and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of Chase USA as holder of the Transferor Certificate and (z) Chase USA's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account as provided in the Pooling and Servicing Agreement and any Supplement; or (ii) a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to the existing Receivables of the Additional Accounts designated pursuant to the Assignment, the proceeds (as defined in the UCC as in effect in the State of New York) thereof and Insurance Proceeds relating thereto upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated pursuant to the Assignment, the proceeds (as defined in the UCC as in effect in the State of New York) thereof and Insurance Proceeds relating thereto, upon such creation; and (iii) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement described in Section 3 of the Assignment with respect to the Additional Accounts designated pursuant to the Assignment and in the case of the Receivables of such Additional Accounts thereafter created and the proceeds (as defined in the UCC as in effect in the State of New York) thereof, and Insurance Proceeds relating to such Receivables, upon such creation, the Trust shall have a first priority perfected security interest in such property (subject to Section 9-306 of the UCC as in effect in the State of New York), except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement.

          (g) Requirements of Pooling and Servicing Agreement. All requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of___________, ____.



                               THE CHASE MANHATTAN BANK
                               (USA)


                               By:________________________
                                  Name:
                                  Title:

                                                                     EXHIBIT C
                                                                TO EXHIBIT 4.1


                    FORM OF MONTHLY SERVICER'S CERTIFICATE

                                 Chemical Bank

                   ________________________________________

                      CHEMICAL MASTER CREDIT CARD TRUST I

                   ________________________________________


          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

          2.  Chemical is Servicer under the Pooling and Servicing Agreement.

          3.  The undersigned is a Servicing Officer.

          4. The date of this Certificate is a Determination Date under the Pooling and Servicing.

          5.  The aggregate amount of Collections processed
during the preceding Monthly Period was equal to (excluding
Annual Membership Fees and Interchange) . . . . . . . . . .        $_________

          6.  The Aggregate Investor Percentage of Receiv-
ables processed by the Servicer during the preceding Monthly
Period was equal to   . . . . . . . . . . . . . . . . . . .        $_________

          7.  The Aggregate Investor Percentage of Col-
lections of Finance Charge Receivables processed by the
Servicer during the preceding Monthly Period was equal to
(excluding Annual Membership Fees and Interchange)  . . . .        $_________

          8.  The aggregate amount of Receivables processed
by the Servicer as of the end of the last day of the
preceding Monthly Period  . . . . . . . . . . . . . . . . .        $_________

          9.  Of the balance on deposit in the Finance
Charge Account, the amount attributable to the Aggregate
Investor Percentage of Collections processed by the Servicer
during the preceding Monthly Period . . . . . . . . . . . .        $_________

          10.  Of the balance on deposit in the Principal
Account, the amount attributable to the Aggregate Investor
Percentage of Collections processed by the Servicer during
the preceding Monthly Period  . . . . . . . . . . . . . . .        $_________

          11.  The aggregate amount, if any, of withdrawals,
drawings or payments under any Credit Enhancement, if any,
required to be made with respect to any Series outstanding
for the preceding Monthly Period  . . . . . . . . . . . . .        $_________

          12.  The Aggregate Investor Percentage of
Collections of Principal Receivables processed by the
Servicer during the current month is equal to . . . . . . .        $_________

          13.  The amount equal to the Aggregate Investor
Percentage of Annual Membership Fees deposited to the
Finance Charge Account or any Series Account on or before
the Transfer Date during the current month is equal to  . .        $_________

          14.  The aggregate amount of Interchange to be
deposited in the Finance Charge Account on the Transfer Date
of the current month is equal to  . . . . . . . . . . . . .        $_________

          15.  The aggregate amount of all sums payable to
the Investor Certificateholder of each Series on the suc-
ceeding Distribution Date with respect to Certificate
Principal . . . . . . . . . . . . . . . . . . . . . . . . .        $_________

          16.  The aggregate amount of all sums payable to
the Investor Certificateholder of each Series on the suc-
ceeding Distribution Date with respect to Certificate Inter-
est . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $_________

          17. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                        [If applicable, insert "None."]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____ day of __________, ____.


                               CHEMICAL BANK,
                                 Servicer


                               By:________________________
                                  Name:
                                  Title:

                                                        Schedule to Monthly
                                                     Servicer's Certificate<F1>


                                 Chemical Bank

                   ________________________________________

                      CHEMICAL MASTER CREDIT CARD TRUST I
                   ________________________________________




____________________
[FN]
<F1> A separate schedule is to be attached for each Series, with appropriate changes and additions to reflect the specifics of the related Series Supplement.

                                                                     EXHIBIT D
                                                                TO EXHIBIT 4.1


                     FORM OF ANNUAL SERVICER'S CERTIFICATE

                                 Chemical Bank



                      CHEMICAL MASTER CREDIT CARD TRUST I




          The undersigned, a duly authorized representative of CHEMICAL BANK, a banking corporation organized and existing under the laws of the State of New York ("Chemical"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 1, 1996 (the "Pooling and Servicing Agreement") by and among Chemical, The Chase Manhattan Bank (USA) and The Bank of New York, as trustee (the "Trustee") does hereby certify that:

               1.  Chemical is Servicer under the Pooling and Servicing
     Agreement.

               2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

               3. This Certificate is delivered pursuant to Section 3.5 of the Pooling and Servicing Agreement.

               4. A review of the activities of the Servicer during [the period from the Closing date until December 31, 1996] or [the twelve--
     month period ended December 31,    ] was conducted under the supervision
     of the undersigned.

               5. Based on such review, the Servicer has, to the best of the knowledge of the undersigned, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

               6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement, known to the undersigned to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

                        [If applicable, insert "None."]

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of ____________, ____.

                                    By: ____________________________
                                    Name:
                                    Title: Vice President

                                                                     EXHIBIT E
                                                                TO EXHIBIT 4.1


           FORM OF OPINION OF COUNSEL REGARDING ADDITIONAL ACCOUNTS

                PROVISIONS TO BE INCLUDED IN OPINION OF COUNSEL
                TO BE DELIVERED PURSUANT TO SECTION 2.6(c)(vi)
                    OF THE POOLING AND SERVICING AGREEMENT


          The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of Transferor's counsel with respect to similar matters delivered on the Closing Date.

               The Assignment has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms subject to the effects of bankruptcy, insolvency, liquidation, receivership, conservatorship, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               If the transfer of the Receivables in the Additional Accounts designated in the Assignment to the Trust pursuant to the Pooling and Servicing Agreement constitutes a true sale of such Receivables to the Trust:

                    With respect to such Receivables in existence on the date hereof, such sale transfers all of the right, title and interest of the Transferor in and to such Receivables and the proceeds thereof to the Trust, free and clear of any liens now existing (other than existing liens as to which a filing under the Code is not required to perfect such liens) or hereafter created but subject to the rights of the Transferor as holder of the Transferor Certificate.

                     With respect to such Receivables which come into existence after the date hereof, upon the creation of such Receiv-ables, such sale will transfer all of the right, title and interest of the Transferor in and to such Receivables and the proceeds thereof to the Trust free and clear of any liens other than liens which are in existence on the date of such transfer ("Intervening Liens") but subject to the rights of the Transferor as holder of the Transferor Certificate. Any such Intervening Liens would be subject to the prior perfected security interest in favor of the Trustee as set forth in paragraph 3 below.

     In either case, no further action will thereafter be required under New York or federal law to protect the Trust's ownership interest in such Receivables against creditors of, or subsequent purchasers from, the Transferor. We note, however, that unless the obligor in respect of a Receivable has received notice of such assignment, bona fide payments made by such obligor to a second assignee of such Receivable will discharge such obligor's obligations to the extent of such payment, and such payment will be recoverable only from such second assignee.

               If the transfer of the Receivables to the Trust pursuant to the Pooling and Servicing Agreement as supplemented by the Assignment does not constitute a true sale of such Receivables to the Trust, then the Pooling and Servicing Agreement creates a valid security interest in favor of the Trustee, for the benefit of the Investor Certificateholders in the Transferor's right, title and interest in and to such Receivables and the proceeds thereof. If the transfer of such Receivables to the Trust constitutes a true sale of such Receivables to the Trust but such sale is not effective as of such date to convey Receivables not existing on such date, the Pooling and Servicing Agreement as supplemented by the Assignment creates a valid security interest in favor of the Trustee, for the benefit of the Investor Certificateholders, in the Transferor's interest in such Receivables and the proceeds thereof to the extent such interest is not so conveyed to the Trust. In either event, such security interest constitutes a perfected security interest in such Receivables subject to no prior or equal liens, enforceable as such against creditors of, and purchasers from, the Transferor and the FDIC as conservator or receiver for the Transferor, except:

          (i) as enforceability may be subject to (A) the right of the FDIC, as receiver for the Transferor, to enforce the Pooling and Ser-vicing Agreement, notwithstanding any provision thereof providing for termination, default, acceleration, or exercise of rights upon, or solely by reason of, insolvency or the appointment of a conservator or receiver, (B) the FDIC's authority, as receiver for the Transferor, to transfer any asset or liability of the Transferor to another depository institution, (C) the statutory prohibition on any attachment or execution being issued by any court upon assets in the possession of the FDIC as receiver for the Transferor, (D) the right of the FDIC to obtain a stay, for a period not to exceed 90 days, in any judicial action or proceeding to which the Transferor is a party and (E) the right of the FDIC, as receiver for the Transferor, to require a secured party to establish its right to payments by submitting to and completing the claims procedure established by the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

          (ii) as perfection may be limited (A) with respect to any such Receivables which are evidenced by instruments (as defined in Sec-tion 9-105(l)(i) of the Code) which are not in the possession of the Trustee; and (B) in the case of proceeds, by Section 9-306 of the Code; and

          (iii) as priority may be subject to (A) any liens, claims or other interests that arise by operation of law and do not require any filing or similar action in order to take priority over a perfected security interest; (B) any claim or lien in favor of the United States, any state or any agency or instrumentality thereof (including, without limitation, liens arising under the federal, state or local tax laws or under the Employee Retirement Income Security Act of 1974, as amended); (C) the security interest of any Person claiming any portion of the collateral as proceeds (other than Receivables in which the Trustee has a prior lien) of such Person's security interest or (D) the security interest of any Person previously perfected without filing or the taking of possession pursuant to Section 9-304(4) of the UCC; (E) liens under
          Section 4-208 of the Code (relating to the security interest of a collecting bank); (F) with respect to any Receivables represented by chattel paper (and proceeds thereof), the interest of a pur-chaser of such chattel paper under Section 9-308 of the Code; and
          (G) a claim by the FDIC or any other receiver or conservator of the Transferor for administrative expenses. Such perfection and priority of the security interest of the Trustee for the benefit of the Investor Certificateholders would not be affected by an increase or a decrease in the relative interests in the Receivables of the Transferor as holder of the Transferor Certificate and the Investor Certificateholders.

          In addition, in connection with the opinions set forth in paragraph 2 and this paragraph 3, no opinion is expressed herein with respect to Receivables or the proceeds thereof other than the Receivables in the Addi-tional Accounts designated by the Assignment and the proceeds thereof. No opinion is expressed herein with respect to the perfection, priority or enforceability of the Trust's interest in proceeds of the Receivables except to the extent such proceeds consist of either (1) identifiable cash proceeds held in the Collection Account maintained by a Eligible Institution in the name of the Trust in accordance with the terms of the Pooling and Servicing Agreement and the Supplements or (2) Permitted Investments held by or on behalf of the Trustee in accordance with the terms of the Pooling and Servicing Agreement and the Supplements. We do not express any opinion herein: (i) as to the creation, validity or enforceability of any interest of the Transferor in the Receivables or the proceeds thereof, (ii) as to the Transferor's title to any of the Receivables or the proceeds thereof, (iii) as to whether the transfer of the Receivables constitutes a true sale or a grant of a security interest, (iv) as to whether the purported sale of all Receivables now existing and hereafter created is effective to convey as a true sale to the Trust, as of the purported date of sale, Receivables which do not exist as of such date of sale, or as to whether Receivables hereafter created in an Account are deemed to exist as of the date hereof or (v) as to whether a court may temporarily restrain the exercise of the Trust's rights to the Receivables and the proceeds thereof. Further, we point out that delays in the exercise of the rights and interests of the Trust may occur with respect to the Receivables and their proceeds in the possession of a receiver or conservator, regardless of whether the transaction constitutes a true sale or a secured transaction, by actions unilaterally taken by such receiver or conservator.

          With respect to the opinions expressed in paragraphs 2 and 3, we note that pursuant to Section 2.1 of the Pooling and Servicing Agreement, the Transferor has filed the Financing Statements with the Office of the Secretary of State of the State of New York and the City Register in the County of New York. In expressing the opinions set forth herein, we have assumed that in the event that a change in the Transferor's name, identity or corporate structure makes the Financing Statements seriously misleading within the meaning of Section 9-402(7) of the New York Uniform Commercial Code (the "Code"), or the Transferor moves the location of its executive office outside the State of New York, the Transferor will file such financing statements or amendments as may be necessary to continue the perfection of the Trust's interest in the Receivables and the proceeds thereof as required by Section 13.2 of the Pooling and Servicing Agreement within the time specified in Section 9-402(7) of the Code or Section 9-103(3)(e) of the Code, as the case may be.

          In expressing the opinions set forth herein, we have relied, without independent investigation, upon reports received from the Office of the Secretary of State of the State of New York and the City Register in the County of New York with respect to financing statements and related filings and with respect to certain notices of federal government liens, New York State government tax liens, certain attachment liens and judgment liens with respect to the Transferor on file with such offices. The effective dates of the latest of such reports are set forth in Schedule A attached hereto (the "UCC Report Schedule"). [In addition, with respect to the items identified on Schedule B attached hereto, we have relied without independent investiga-tion, on a certificate of an officer of the Transferor attached hereto to the effect that such items do not represent a lien or security interest on the Receivables.] [We have assumed that no such filings or notices were made with respect to the Transferor between the effective time of such reports and the time of the filing of the Financing Statements. We note that the Transferor has delivered to us a certificate to the effect of the preceding sentence.] In the Pooling and Servicing Agreement, the Transferor represents and warrants that it has good and marketable title to the Receivables free and clear of all Liens, and we note that the Transferor has delivered to us a certificate to such effect.

          In addition, we call to your attention the fact that if the FDIC were appointed receiver for the Transferor, the FDIC could repudiate any contract it determined to be burdensome and the repudiation of which it determined would promote the orderly administration of the Transferor's affairs. 12 U.S.C. Section 1821(e)(1), (2). However, Section 1821 provides that the FDIC's power as receiver to repudiate contracts is not to be construed to permit the avoidance of a properly perfected security interest except where such an interest is taken in contemplation of insolvency or with the intent to hinder, delay, or defraud the institution or the creditors of the institution. 12 U.S.C. Section 1821(e)(11). We have relied, without independent verification, upon on a certificate of an officer of the Transferor (attached hereto as Annex I), to the effect that (i) the Transferor was not as of the date of transfer of the Receivables, insolvent or on the verge of insolvency and was not rendered insolvent or on the verge of insolvency by reason thereof, (ii) the transfer was not made in contemplation of insolvency and (iii) the transfer was made in good faith and without the intent to hinder, delay or defraud any of the Transferor's creditors. In reliance upon the certificate of the Transferor referred to above, we are of the opinion that the transfer of, or the grant of a security interest in, the Receivables to the Trust would not be subject to repudiation by the FDIC.

                                                                     EXHIBIT F
                                                                TO EXHIBIT 4.1


                       FORM OF ANNUAL OPINION OF COUNSEL


          The opinions set forth below, which are to be delivered pursuant to subsection 13.2(d)(ii) of the Pooling and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel to the Transferor with respect to similar matters delivered on the Closing Date.

          1. If the transfer of the Receivables to the Trust pursuant to the Pooling and Servicing Agreement constitutes a true sale of such Receivables to the Trust:

               a. With respect to such Receivables in existence on the date hereof, such sale transfers all of the right, title and interest of the Transferor in and to such Receivables and the proceeds thereof to the Trust, free and clear of any liens now existing (other than existing liens as to which a filing under the Code is not required to perfect such liens) or hereafter created but subject to the rights of the Transferor as holder of the Transferor Certificate.

               b. With respect to such Receivables which come into existence after the date hereof, upon the creation of such Receivables, such sale will transfer all of the right, title and interest of the Transferor in and to such Receivables and the proceeds thereof to the Trust free and clear of any liens other than liens which are in existence on the date of such transfer ("Intervening Liens") but subject to the rights of the Transferor as holder of the Transferor Certificate. Any such Intervening Liens would be subject to the prior perfected security interest in favor of the Trustee as set forth in paragraph 3 below.

     In either case, no further action will thereafter be required under New York or federal law to protect the Trust's ownership interest in such Receivables against creditors of, or subsequent purchasers from, the Transferor. We note, however, that unless the obligor in respect of a Receivable has received notice of such assignment, bona fide payments made by such obligor to a second assignee of such Receivable will discharge such obligor's obligations to the extent of such payment, and such payment will be recoverable only from such second assignee.

          2. If the transfer of the Receivables to the Trust pursuant to the Pooling and Servicing Agreement does not constitute a true sale of such Receivables to the Trust, then the Pooling and Servicing Agreement creates a valid security interest in favor of the Trustee, for the benefit of the Investor Certificateholders in the Transferor's right, title and interest in and to such Receivables and the proceeds thereof. If the transfer of such Receivables to the Trust constitutes a true sale of such Receivables to the Trust but such sale is not effective as of such date to convey Receivables not existing on such date, the Pooling and Servicing Agreement creates a valid security interest in favor of the Trustee, for the benefit of the Investor Certificateholders, in the Transferor's interest in such Receivables and the proceeds thereof to the extent such interest is not so conveyed to the Trust. In either event, such security interest constitutes a perfected security interest in such Receivables subject to no prior or equal liens, enforceable as such against creditors of, and purchasers from, the Transferor and the FDIC as conservator or receiver for the Transferor, except:

          (i) as enforceability may be subject to (A) the right of the FDIC, as receiver for the Transferor, to enforce the Pooling and Ser-vicing Agreement, notwithstanding any provision thereof providing for termination, default, acceleration, or exercise of rights upon, or solely by reason of, insolvency or the appointment of a conservator or receiver, (B) the FDIC's authority, as receiver for the Transferor, to transfer any asset or liability of the Transferor to another depository institution, (C) the statutory prohibition on any attachment or execution being issued by any court upon assets in the possession of the FDIC as receiver for the Transferor, (D) the right of the FDIC to obtain a stay, for a period not to exceed 90 days, in any judicial action or proceeding to which the Transferor is a party and (E) the right of the FDIC, as receiver for the Transferor, to require a secured party to establish its right to payments by submitting to and completing the claims procedure established by the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

          (ii) as perfection may be limited (A) with respect to any such Receivables which are evidenced by instruments (as defined in Sec-tion 9-105(l)(i) of the Code) which are not in the possession of the Trustee; and (B) in the case of proceeds, by Section 9-306 of the Code; and

          (iii) as priority may be subject to (A) any liens, claims or other interests that arise by operation of law and do not require any filing or similar action in order to take priority over a perfected security interest; (B) any claim or lien in favor of the United States, any state or any agency or instrumentality thereof (including, without limitation, liens arising under the federal, state or local tax laws or under the Employee Retirement Income Security Act of 1974, as amended); (C) the security interest of any Person claiming any portion of the collateral as proceeds (other than Receivables in which the Trustee has a prior lien) of such Person's security interest or (D) the security interest of any Person previously perfected without filing or the taking of possession pursuant to Section 9-304(4) of the UCC; (E) liens under
          Section 4-208 of the Code (relating to the security interest of a collecting bank); (F) with respect to any Receivables represented by chattel paper (and proceeds thereof), the interest of a pur-chaser of such chattel paper under Section 9-308 of the Code; and
          (G) a claim by the FDIC or any other receiver or conservator of the Transferor for administrative expenses. Such perfection and priority of the security interest of the Trustee for the benefit of the Investor Certificateholders would not be affected by an increase or a decrease in the relative interests in the Receivables of the Transferor as holder of the Transferor Certificate and the Investor Certificateholders.

          In addition, in connection with the opinions set forth in paragraph 1 and this paragraph 2, no opinion is expressed herein with respect to Receivables or the proceeds thereof other than the Receivables in the Addi-tional Accounts designated by the Assignment and the proceeds thereof. No opinion is expressed herein with respect to the perfection, priority or enforceability of the Trust's interest in proceeds of the Receivables except to the extent such proceeds consist of either (1) identifiable cash proceeds held in the Collection Account maintained by a Eligible Institution in the name of the Trust in accordance with the terms of the Pooling and Servicing Agreement and the Supplements or (2) Permitted Investments held by or on behalf of the Trustee in accordance with the terms of the Pooling and Servicing Agreement and the Supplements. We do not express any opinion herein: (i) as to the creation, validity or enforceability of any interest of the Transferor in the Receivables or the proceeds thereof, (ii) as to the Transferor's title to any of the Receivables or the proceeds thereof, (iii) as to whether the transfer of the Receivables constitutes a true sale or a grant of a security interest, (iv) as to whether the purported sale of all Receivables now existing and hereafter created is effective to convey as a true sale to the Trust, as of the purported date of sale, Receivables which do not exist as of such date of sale, or as to whether Receivables hereafter created in an Account are deemed to exist as of the date hereof or (v) as to whether a court may temporarily restrain the exercise of the Trust's rights to the Receivables and the proceeds thereof. Further, we point out that delays in the exercise of the rights and interests of the Trust may occur with respect to the Receivables and their proceeds in the possession of a receiver or conservator, regardless of whether the transaction constitutes a true sale or a secured transaction, by actions unilaterally taken by such receiver or conservator.

          With respect to the opinions expressed in paragraphs 1 and 2, we note that pursuant to Section 2.1 of the Pooling and Servicing Agreement, the Transferor has filed the Financing Statements with the Office of the Secretary of State of the State of New York and the City Register in the County of New York. In expressing the opinions set forth herein, we have assumed that in the event that a change in the Transferor's name, identity or corporate structure makes the Financing Statements seriously misleading within the meaning of Section 9-402(7) of the New York Uniform Commercial Code (the "Code"), or the Transferor moves the location of its executive office outside the State of New York, the Transferor will file such financing statements or amendments as may be necessary to continue the perfection of the Trust's interest in the Receivables and the proceeds thereof as required by Section 13.2 of the Pooling and Servicing Agreement within the time specified in Section 9-402(7) of the Code or Section 9-103(3)(e) of the Code, as the case may be.

          In expressing the opinions set forth herein, we have relied, without independent investigation, upon reports received from the Office of the Secretary of State of the State of New York and the City Register in the County of New York with respect to financing statements and related filings and with respect to certain notices of federal government liens, New York State government tax liens, certain attachment liens and judgment liens with respect to the Transferor on file with such offices. The effective dates of the latest of such reports are set forth in Schedule A attached hereto (the "UCC Report Schedule"). [In addition, with respect to the items identified on Schedule B attached hereto, we have relied without independent investiga-tion, on a certificate of an officer of the Transferor attached hereto to the effect that such items do not represent a lien or security interest on the Receivables.] [We have assumed that no such filings or notices were made with respect to the Transferor between the effective time of such reports and the time of the filing of the Financing Statements. We note that the

Transferor has delivered to us a certificate to the effect of the preceding sentence.] In the Pooling and Servicing Agreement, the Transferor represents and warrants that it has good and marketable title to the Receivables free and clear of all Liens, and we note that the Transferor has delivered to us a certificate to such effect.

          In addition, we call to your attention the fact that if the FDIC were appointed receiver for the Transferor, the FDIC could repudiate any contract it determined to be burdensome and the repudiation of which it determined would promote the orderly administration of the Transferor's affairs. 12 U.S.C. Section 1821(e)(1), (2). However, Section 1821 provides that the FDIC's power as receiver to repudiate contracts is not to be construed to permit the avoidance of a properly perfected security interest except where such an interest is taken in contemplation of insolvency or with the intent to hinder, delay, or defraud the institution or the creditors of the institution. 12 U.S.C. Section 1821(e)(11). We have relied, without independent verification, upon on a certificate of an officer of the Transferor (attached hereto as Annex I), to the effect that (i) the Transferor was not as of the date of transfer of the Receivables, insolvent or on the verge of insolvency and was not rendered insolvent or on the verge of insolvency by reason thereof, (ii) the transfer was not made in contemplation of insolvency and (iii) the transfer was made in good faith and without the intent to hinder, delay or defraud any of the Transferor's creditors. In reliance upon the certificate of the Transferor referred to above, we are of the opinion that the transfer of, or the grant of a security interest in, the Receivables to the Trust would not be subject to repudiation by the FDIC.

                                                                     EXHIBIT G
                                                                TO EXHIBIT 4.1


                      FORM OF REASSIGNMENT OF RECEIVABLES

          REASSIGNMENT NO. ____ OF RECEIVABLES, dated as of __________ ___, ____, by and between The Chase Manhattan Bank (USA), a banking corporation organized and existing under the laws of the State of Delaware (the "Bank"), and The Bank of New York, a banking corporation organized under the laws of the State of New York (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.

                             W I T N E S S E T H:

          WHEREAS, the Bank, Chemical Bank and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1996 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, the Bank wishes to remove all Receivables from certain designated Accounts of the Bank (the "Removed Accounts") and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Bank (as each such term is defined in the Pooling and Servicing Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

          NOW, THEREFORE, the Bank and the Trustee hereby agree as follows:

               1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

               "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, ___________, _____.

               "Removal Notice Date" shall mean, with respect to the Removed Accounts designated hereby, _____________, _____ (which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

               2. Designation of Removed Accounts. The Bank shall deliver to the Trustee, not later than five Business Days after the Removal Date, a computer file or microfiche list containing a true and complete list of each MasterCard and VISA account which as of the Removal Date shall be deemed to be a Removed Account, such accounts being identified by account number and by the aggregate amount of Receivables in such accounts as of the close of business on the Removal Date. Such list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date.

               3. Conveyance of Receivables. (a) The Bank does hereby reconvey to the Bank, without recourse on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receiv-ables, Insurance Proceeds relating to such Receivables and the proceeds thereof.

               (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Bank on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its Lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

               4. Representations and Warranties of the Bank. The Bank hereby represents and warrants to the Trust as of the Removal Date:

                    (a) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bank-ruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                    (b) Selection Procedures. No selection procedures believed by the Bank to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Removed Accounts designated hereby.

               5. Conditions Precedent. The amendment of the Pooling and Servicing Agreement set forth in Section 6 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

                    The Bank shall have delivered to the Trustee an Officer's Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the repre-sentations and warranties made by the Bank in Section 4 hereof is true and correct as of the Removal Date. The Trustee may conclu-sively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

               6. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

               7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

               8. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND WITHOUT, LIMITING THE GENERALITY OF THE FOREGOING, THE IMMU-NITY AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                          THE CHASE MANHATTAN BANK (USA)


                          By: ____________________________
                               Name:
                               Title:


                          THE BANK OF NEW YORK,
                            as Trustee


                          By: ____________________________
                               Name:
                               Title:

                                                          Schedule I
                                                          to Reassignment
                                                          of Receivables



                               REMOVED ACCOUNTS

                                                                     EXHIBIT H
                                                                TO EXHIBIT 4.1


                      FORM OF RECONVEYANCE OF RECEIVABLES

          RECONVEYANCE OF RECEIVABLES, dated as of ____________ ___, ____, by and between The Chase Manhattan Bank (USA), a banking corporation organized and existing under the laws of the State of Delaware (the "Transferor"), and The Bank of New York, a banking corporation organized and existing under the laws of New York (the "Trustee") pursuant to the Pooling and Servicing Agree-ment referred to below.

                             W I T N E S S E T H:

          WHEREAS, the Transferor, Chemical Bank and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement dated as of June 1, 1996 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to cause the Trustee to reconvey all of the Receivables and proceeds thereof, whether now existing or hereafter created, from the Trust to the Transferor pursuant to the terms of Section 12.4 of the Pooling and Servicing Agreement upon termination of the Trust pursuant to subsection 12.1(a) of the Pooling and Servicing Agreement (as each such term is defined in the Pooling and Servicing Agreement);

          WHEREAS, the Trustee is willing to reconvey Receivables subject to the terms and conditions hereof;

          NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

          1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

          "Reconveyance Date" shall mean ______________, ____.

          2. Return of Lists of Accounts. The Trustee shall deliver to the Transferor, not later than three Business Days after the Reconveyance Date, each and every computer file or microfiche list of Accounts delivered to the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

          3. Conveyance of Receivables. (a) The Trustee does hereby reconvey to the Transferor, without recourse, on and after the Reconveyance Date, all right, title and interest of the Trust in and to each and every Receivable now existing and hereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receiv-ables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds relating to such Receivables and any Interchange, except for amounts, if any, held by the Trustee pursuant to subsection 12.3(b) of the Pooling and Servicing Agreement.

          (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor on or prior to the date of this Reconveyance, such UCC termination statements as the Transferor may reason-ably request, evidencing the release by the Trust of its lien on the Receiv-ables.

          4. Counterparts. This Reconveyance may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          5. GOVERNING LAW. THIS RECONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND WITHOUT, LIMITING THE GENERALITY OF THE FOREGOING, THE IMMUNITY AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned have caused this Reconveyance of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                          THE CHASE MANHATTAN BANK (USA)


                          By: ____________________________
                               Name:
                               Title:


                          THE BANK OF NEW YORK,
                            as Trustee


                          By: ____________________________
                               Name:
                               Title:

                                                                    SCHEDULE I


                               LIST OF ACCOUNTS

                           Delivered to Trustee only

                             [Deemed Incorporated]